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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): MARCH 10, 2005

                                PPT VISION, INC.
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             (Exact name of Registrant as specified in its charter)

                                    MINNESOTA
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                 (State or other jurisdiction of incorporation)

                0-11518                              41-1413354
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        (Commission File Number)                  (I.R.S. Employer
                                                Identification No.)

                      12988 Valley View Road Eden Prairie,
                                 Minnesota 55344
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              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code:   (952) 996-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Items under Sections 1-4, 6 and 7 are not applicable and therefore omitted.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORTION OR BYLAWS; CHANGE
           IN FISCAL YEAR.

ITEM 8.01  OTHER EVENTS.

        On March 10, 2005, PPT Vision, Inc. (the "Company") issued a press release attached hereto at Exhibit 99.1 announcing that its Board of Directors approved a 1-for-4 reverse split of its common stock effective as of the close of business on March 31, 2005 and the conversion to book-entry share registration also effective as of March 31, 2005.

        In connection with the reverse split, the Board of Directors also approved an amendment to Article 4.1 of the Company's Articles of Incorporation to proportionately reduce the number of shares of common stock authorized from 20,000,000 shares to 5,000,000 shares. The amendment to the Company's Articles of Incorporation will become effective on March 31, 2005, the effective date of the reverse split. The text of Article 4.1 of the Company's Articles of Incorporation, as amended on March 10, 2005, is attached at Exhibit 3.1.

        In connection with the conversion to book-entry share registration, the Board of Directors approved amendments to Sections 5.01 and 5.02 of the Company's Bylaws on March 10, 2005. Because book-entry share registration does not involve the issuance or transfer of physical certificates to shareholders, the Bylaws were amended to avoid conflict relating to the provisions of Sections
5.01 and 5.02 requiring that the Company's stock be certificated and that stock certificates be surrendered upon transfer. With the amendments, shares of the Company's common stock may be issued in certificated or uncertificated form and a stock certificate must be surrendered upon transfer only if the shares were issued in certificated form. The text of Sections 5.01 and 5.02 of the Company's Bylaws, as amended on March 10, 2005, is attached at Exhibit 3.2.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.   Description
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   99.1       Press Release issued March 10, 2005.

    3.1 Article 4.1 of the Articles of Incorporation of PPT Vision, Inc., as amended March 10, 2005.

    3.2 Sections 5.01 and 5.02 of the Bylaws of PPT Vision, Inc., as amended March 10, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 PPT VISION, INC.

                                                 By: /s/ Joseph Christenson
                                                     ----------------------
                                                     Joseph C. Christenson
                                                     President

Dated:   March 10, 2005